      As filed with the Securities and Exchange Commission on May 13, 1996
                                    Registration No. 333-______

================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                           __________________________

                                    FORM S-8

                             REGISTRATION STATEMENT
                                     Under
                           THE SECURITIES ACT OF 1933
                           __________________________

                             TRANSWITCH CORPORATION
             (Exact name of registrant as specified in its charter)

        Delaware                                06-1236189
- ---------------------------------               ----------
(State or other jurisdiction of    (I.R.S. Employer Identification No.)
 incorporation or organization)

                     8 Progress Drive, Shelton, CT  06484
                      --------------------------------------
              (Address of principal executive offices) (Zip Code)

                      AMENDED AND RESTATED 1995 STOCK PLAN
                      ------------------------------------
                            (Full title of the plan)
                           __________________________

                                DR. SANTANU DAS
                     President and Chief Executive Officer
                             TRANSWITCH CORPORATION
                                8 Progress Drive
                          Shelton, Connecticut  06484
                                 (203) 929-8810
            (Name, address including zip code and telephone number,
                   including area code, of agent for service)
                           __________________________

                                    Copy to:

                                STEVEN C. BROWNE
                        Testa, Hurwitz & Thibeault, LLP
                               High Street Tower
                                125 High Street
                               Boston, MA  02110
                                 (617) 248-7000

================================================================================

                        CALCULATION OF REGISTRATION FEE

==================================================================================================
                                                          Proposed       Proposed
               Title of                                   Maximum        Maximum
              Securities                    Amount        Offering      Aggregate      Amount of
                to be                       to be        Price Per       Offering     Registration
              Registered                  Registered       Share          Price           Fee
- --------------------------------------------------------------------------------------------------
AMENDED AND RESTATED 1995 STOCK PLAN    950,000 shares     $16.56(1)  $15,732,000(1)     $5,424.83
Common Stock, $.001 par value

==================================================================================================

(1) The price of $16.56 per share, which is the average of the high and low prices reported on the Nasdaq National Market on May 7, 1996, is set forth solely for purposes of calculating the filing fee pursuant to Rule 457(c).

     This Registration Statement registers additional securities of the same class as other securities for which a registration statement filed on this form relating to the Registrant's 1989 Stock Option Plan, 1995 Stock Plan, 1995 Non-Employee Director Stock Option Plan and 1995 Employee Stock Purchase Plan is effective. Pursuant to General Instruction E to Form S-8, the Registrant hereby incorporates by reference herein the information contained in the Registrant's Registration Statement on Form S-8 (Registration No. 33-94234) as filed with the Securities and Exchange Commission (the "Commission") on June 30, 1995.

                                    PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

Item 3.  Incorporation of Documents by Reference.
         ---------------------------------------

     The following documents filed with the Commission are incorporated by reference in this Registration Statement:

     (a) Registrant's Annual Report on Form 10-K (Commission File Number 0-25996) for the fiscal year ended December 31, 1995, filed with the Commission on March 28, 1996; and

     (b) Registrant's Quarterly Report on Form 10-Q (Commission File Number 0-25996) for the fiscal quarter ended March 31, 1996, filed with the Commission on or about May 13, 1996.

     All documents subsequently filed with the Commission by the Registrant pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Exchange Act, prior to the filing of a post-effective amendment which indicates that all securities offered herein have been sold or which deregisters all securities then remaining unsold, shall be deemed to be incorporated by reference in this Registration Statement and to be a part hereof from the date of filing of such documents.

Item 8.  Exhibits
         --------

     Exhibit No.   Description of Exhibit
     -----------   ----------------------

     Exhibit 4.1 Specimen certificate representing the Common Stock of the Registrant (filed as Exhibit 4.1 to Registrant's Registration Statement on Form S-1 (File No. 33-91694) and incorporated herein by reference).

     Exhibit 4.2 Amended and Restated Certificate of Incorporation of the Registrant (filed as Exhibit 3.2 to Registrant's Registration Statement on Form S-1 (File No. 33-91694) and incorporated herein by reference).

     Exhibit 4.3 By-laws of the Registrant, as amended and restated (filed as Exhibit 3.3 to Registrant's Registration Statement on Form S-1 (File No. 33-91694) and incorporated herein by reference).

     Exhibit 4.4 Amended and Restated 1995 Stock Plan (filed as Exhibit 10.2 to Registrant's Annual Report on Form 10-K for the fiscal year ended December 31, 1995 and incorporated herein by reference).

     Exhibit 4.5 Form of Incentive Stock Option Agreement under the Amended and Restated 1995 Stock Plan of the Registrant.

     Exhibit 4.6 Form of Non-Qualified Stock Option Agreement under the Amended and Restated 1995 Stock Plan of the Registrant.

     Exhibit 5.1  Opinion of Testa, Hurwitz & Thibeault, LLP.

     Exhibit 23.1  Consent of KPMG Peat Marwick LLP.

     Exhibit 23.2  Consent of Testa, Hurwitz & Thibeault, LLP (included in
               Exhibit 5.1).

     Exhibit 24.1 Power of Attorney (included as part of the signature page to this Registration Statement).

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Registrant, TranSwitch Corporation, certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Shelton, State of Connecticut, on this 13th day of May, 1996.

                                    TRANSWITCH CORPORATION



                                    By: /s/ Dr. Santanu Das
                                        -------------------
                                        Dr. Santanu Das
                                        President, Chief Executive Officer



                               POWER OF ATTORNEY

          KNOW ALL PERSONS BY THESE PRESENTS, that each such person whose signature appears below constitutes and appoints, jointly and severally, Dr. Santanu Das and Michael F. Stauff his attorneys-in-fact, each with the power of substitution, for him in any and all capacities, to sign any amendments to this Registration Statement on Form S-8 (including post-effective amendments), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

          Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.



Signature                                    Title                      Date
- ---------------------------  -------------------------------------  ------------

/s/ Dr. Santanu Das          President, Chief Executive             May 13, 1996
- ---------------------------  Officer and Director
Dr. Santanu Das              (Principal Executive Officer)


/s/ Michael F. Stauff        Vice President, Chief Financial        May 13, 1996
- ---------------------------  Officer and Treasurer
Michael F. Stauff            (Principal Financial and Accounting
                             Officer)

/s/ Dr. Steward S. Flaschen  Director                               May 13, 1996
- ---------------------------
Dr. Steward S. Flaschen

/s/ Dr. Charles Lee          Director                               May 13, 1996
- ---------------------------
Dr. Charles Lee

/s/ John C. McDonald         Director                               May 13, 1996
- ---------------------------
John C. McDonald

/s/ Dr. Ljubomir Micic       Director                               May 13, 1996
- ---------------------------
Dr. Ljubomir Micic

/s/ James J. Millar          Director                               May 13, 1996
- ---------------------------
James J. Millar

/s/ Dr. Albert E. Paladino   Director                               May 13, 1996
- ---------------------------
Dr. Albert E. Paladino


                               INDEX TO EXHIBITS


                                                                   Sequentially
Exhibit                      Description of Exhibit                Numbered Page
- ---------------------------  ------------------------------------  -------------

Exhibit 4.1                  Specimen certificate representing
                             the Common Stock of the Registrant
                             (filed as Exhibit 4.1 to
                             Registrant's Registration Statement
                             on Form S-1 (File No. 33-91694) and
                             incorporated herein by reference).

Exhibit 4.2                  Amended and Restated Certificate of
                             Incorporation of the Registrant
                             (filed as Exhibit 3.2 to
                             Registrant's Registration Statement
                             on Form S-1 (File No. 33-91694) and
                             incorporated herein by reference).

Exhibit 4.3                  By-laws of the Registrant, as
                             amended and restated (filed as
                             Exhibit 3.3 to Registrant's
                             Registration Statement on Form S-1
                             (File No. 33-91694) and
                             incorporated herein by reference).

Exhibit 4.4                  Amended and Restated 1995 Stock
                             Plan (filed as Exhibit 10.2 to
                             Registrant's Annual Report on Form
                             10-K and incorporated herein by
                             reference).

Exhibit 4.5                  Form of Incentive Stock Option                    8
                             Agreement under the Amended and
                             Restated 1995 Stock Plan of the
                             Registrant.

Exhibit 4.6                  Form of Non-Qualified Stock Option               14
                             Agreement under the Amended and
                             Restated 1995 Stock Plan of the
                             Registrant.

Exhibit 5.1                  Opinion of Testa, Hurwitz &                      20
                             Thibeault, LLP.

Exhibit 23.1                 Consent of KPMG Peat Marwick LLP.                21

Exhibit 23.2                 Consent of Testa, Hurwitz &                      20
                             Thibeault, LLP (included in Exhibit
                             5.1).

Exhibit 24.1                 Power of Attorney (included as part               5
                             of the signature page to this
                             Registration Statement).